Wabtec 2nd Quarter 2020 Financial Results & Company Highlights July 28, 2020 Exhibit 99.2

Forward looking statements & non-GAAP financial information This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the acquisition by Wabtec of GE Transportation (the “GE Transportation merger”), statements regarding Wabtec’s expectations about future sales and earnings and statements about the impact of evolving global conditions on Wabtec’s business. All statements, other than historical facts, including statements synergies from the GE Transportation merger; statements regarding Wabtec’s plans, objectives, expectations and intentions; and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) unexpected costs, charges or expenses resulting from the GE Transportation merger; (2) uncertainty of Wabtec’s expected financial performance; (3) failure to realize the anticipated benefits of the GE Transportation merger, including as a result of integrating GE Transportation into Wabtec; (4) Wabtec’s ability to implement its business strategy; (5) difficulties and delays in achieving revenue and cost synergies; (6) inability to retain and hire key personnel; (7) evolving legal, regulatory and tax regimes; (8) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, industry consolidation and changes in the financial condition or operating strategies of our customers; (9) changes in the expected timing of projects; (10) a decrease in freight or passenger rail traffic; (11) an increase in manufacturing costs; (12) actions by third parties, including government agencies; (13) the severity and duration of the evolving COVID-19 pandemic and the resulting impact on the global economy and, in particular, our customers, suppliers and end-markets; and (14) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements. This presentation as well as Wabtec’s earnings release and 2020 financial guidance mention certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted income from operations, [adjusted interest and other expense, adjusted operating margin, adjusted income tax expense, adjusted effective tax rate, adjusted net income,] adjusted earnings per diluted share, EBITDA and adjusted EBITDA, net debt and cash conversion. Wabtec defines EBITDA earnings before interest, taxes, depreciation and amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this presentation have inherent material limitations as performance measures because they add back certain expenses incurred by the company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this presentation are reconciliation tables that provide details about how adjusted results relate to GAAP results. This presentation also presents a leverage ratio of Debt to EBITDA][Net Debt to Adjusted EBITDA for purposes of tracking compliance with the covenants in Wabtec’s Credit Agreement, which requires Wabtec to comply with a leverage ratio based on substantially similar performance metrics. Management uses this specific performance metric to measure Wabtec’s reduction in debt and other balance sheet liabilities and to assist in the appropriate allocation of capital. Net debt is defined as total debt less unrestricted cash and cash equivalents. See the reconciliations included in the Appendix for this presentation for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.

Strong execution in a difficult environment Sales of $1.7B, EPS of $0.46 and adjusted EPS of $0.87 Operating margin of 9.2%; Adj. operating margin of 15.1% Strong cash conversion … cash flow from ops $311M Delivering on synergies & cost actions >$70M in synergies YTD … net expected synergies on-track for $150M for ’20 Lowered headcount by more than 10% YoY Further strengthened financial position Increased liquidity at end of 2Q20 to ~$1.9B Balanced maturity profile augmented by successful bond offering 2nd quarter highlights 1. 2020 outlook CASH CONVERSION(1) >90% GAAP EPS $2.05 to $2.35 REVENUES $7.3B to $7.6B 2. 3. ADJUSTED EPS $3.50 to $3.80 (1)Cash from Operations conversion % is defined as GAAP Cash from Operations divided by GAAP Net Income plus Depreciation & Amortization

Market and segment dynamics

Freight

+ North American freight volumes expected to gradually recover from 2Q lows; international freight volumes more resilient
+ 2Q expected peak in storage of locomotives and freight cars
+ Significant installed base and improving carloads support recovery in services & aftermarket
+ Significant international locomotive pipeline
– Expected North American railcar build of <30K; lower OE demand across sector

Transit

+ Major transit networks resuming services; ridership in slow recovery
+ Operators deploying equipment for sanitization and social distancing
+ Continued infrastructure spending support for green initiatives
+ Diverse end-market exposure
– Transit ridership at record lows due to pandemic
– Strained operating budgets across sector

Large installed base and diverse global business portfolio yield resilient business

4

Freight Services: Navigating complex markets Capture aftermarket opportunity … prioritized dispatch of Wabtec fleet, increased locomotive utilization, new long-term contracts Deliver outcomes … improving fleet reliability, extending asset life with mods, launching new products (FDL advantage) Continue to manage costs aggressively … aligning supply chain to volume in post-COVID world, synergies driving SG&A reduction Maintain business continuity and strong operational performance … focus on safety, parts availability, fleet reliability

2Q 2020 performance Highlights Sales decline driven by COVID-19 disruption across Freight & Transit Strong operational performance driven by cost actions and realization of synergies Strong cash flow conversion Multi-year backlog provides visibility Sales Income from ops Profit margin EPS Cash from ops Backlog (backlog negatively impacted by $137M due to FX) Reported $1,737M $159M 9.2% $0.46 $311M $21.4B YoY(1) (22)% (32)%* (2.2) pts* (35)%* Adjusted $262M 15.1% $0.87 Year-over-year comparison shown is shown as (*) for Adjusted.

Freight segment performance Freight Sales Income from ops Profit margin % Backlog (Backlog negatively impacted by $58M due to FX) Adjusted(1) $229M 19.0% Reported $1,205M $142M 11.7% $18.0B YoY(2) (21)% (30)%* (2.5) pts* Strong execution in a dynamic and challenging market Freight Segment income from operations was adjusted by the following expenses: $20 million for restructuring and transaction and $68 million for amortization expenses. Year-over-year comparison shown is shown as (*) for Adjusted Product Line (37)% (30)% (9)% 4% Sales $335M $195M $509M $166M Equipment Components Services Digital Electronics YoY

Transit segment performance Product Line OE Aftermarket (32)% (18)% Sales $227M $305M YoY Transit Sales Income from ops Profit margin % Backlog (Backlog negatively impacted by $79M due to FX) Adjusted(1) $51M 9.6% Reported $533M $40M 7.5% $3.4B YoY(2) (25)% (26)%* (0.2) pts* Transit Segment income from operations was adjusted by $6 million for restructuring expenses and $5 million for amortization expenses. Year-over-year comparison shown is shown as (*) for Adjusted Expect to drive margin improvement through the rest of the year

Financial position

	2Q20	1Q20
Cash	$588M	$616M
Total Debt	$4.47B	$4.75B
Net Debt/Adj EBITDA	2.7X	2.6X
Total Liquidity(1)	~$1.9B	~$1.2B

(1) Total liquidity at end of 2Q20 includes $588 million in cash and cash equivalents plus $1.3 billion availability under current credit facilities. Total liquidity at end of 1Q20 includes $616 million in cash and cash equivalents plus $598 million under credit facilities.

2Q20 GAAP cash flow from operations

- Strong 2Q 2020 cash performance
- Solid working capital management
- Includes ~$40M negative impact of prior charges

Strong financial position

- Improved liquidity by ~$700M at end of 2Q20
- Successful $500M debt offering … restoring an overall balanced maturity profile
- Strengthening balance sheet improves financial flexibility to execute strategic plan

Wabtec CORPORATION

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Summary Solid execution in 2Q despite unprecedented environment … leveraging international footprint, significant installed base, scale and diversity of portfolio Exceeding synergy and cost actions across the business … reducing structural costs Strong financial position … delivered strong cash flow, disciplined capital allocation, reduced debt; positioned to deliver long-term shareholder value Strong company fundamentals are a testament to Wabtec’s long-term strength

Appendix

Income statement Appendix A ( 1 of 2)

Income statement (cont.) Appendix A ( 2 of 2)

Balance sheet Appendix B

Cash flow Appendix C

EPS and non-GAAP Reconciliation Appendix D (1 of 2)

EPS and non-GAAP Reconciliation Appendix D (2 of 2)

EBITDA reconciliation Appendix E

Sales by product line Appendix F

Segment reconciliation Appendix G (1 of 2)

Segment reconciliation (cont.) Appendix G (2 of 2)